PLEASE  FILE THIS  STATEMENT  OF  ADDITIONAL  INFORMATION  SUPPLEMENT  WITH YOUR
RECORDS.


                            STRONG STABLE VALUE FUND


   Supplement to the Statement of Additional Information dated January 31, 2003

INVESTMENT STRATEGY
The bullet point paragraph on page 5 of the statement of additional information is deleted and replaced with the following:

o The Fund invests, under normal conditions, in higher-quality securities (e.g., securities rated AAA to A by S&P), including securities issued or backed by the U.S. government, or its agencies and instrumentalities, as rated at the time of investment.
o The Fund may not invest in medium-quality (e.g., securities rated BBB by S&P) or non-investment-grade (e.g., securities rated BB or lower by S&P) securities as rated at the time of investment.
o The Fund invests in wrapper agreements from highly rated banks, insurance companies, and other financial institutions (e.g., financial institutions rated AAA to AA- by S&P), as rated at the time of investment.
o    The Fund's duration will normally be between 3 years and 4 years.
o When Strong Capital Management, Inc., the Fund's investment advisor, ("Advisor") determines market, economic, or political conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).
o The Fund may invest in shares of money market funds that the Advisor manages subject to certain conditions, including that the investment is otherwise compatible with the Fund's investment strategy and, under any conditions, does not in the aggregate exceed 25% of the Fund's net assets.

ELIGIBILITY CRITERIA
The "Investor Class and Class K Shares-Eligibility Criteria" section on page 41 of the statement of additional information is deleted and replaced with the following:

     Investor Class shares of the Fund are available for purchase by the following categories of investors:

     o Investors in a Coverdell Education Savings account, traditional IRA, Roth IRA, SEP-IRA, SIMPLE-IRA, 403(b)(7) account, or Keogh account and

     o    The Advisor or any of its affiliates.

    Class K shares of the Fund are available for purchase by the following categories of investors:

     o    Employer-sponsored   defined-contribution   plans  for  which   Strong
          Retirement Plan Services, Inc. or an affiliate provides administrative services, and indirectly, their participants;

     o    Internal  Revenue Code Section 529 plan accounts that invest in Strong
          Funds  or  for  which  the  Advisor  provides  investment   management
          services, and indirectly, their participants; and

     o    The Advisor or any of its affiliates.



The date of this Statement of Additional Information Supplement is February 26, 2003.